SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The accompanying audited consolidated financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP).

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities (“VIE”) in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated.

(b)	Variable interest entity

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities (“VIE”) in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements of the Company have been prepared as if the existing corporate structure had been in existence throughout the periods presented and as if the reorganization had occurred as of the beginning of the earliest period presented.

The following table shows the assets and liabilities of Wonder Dredging and Fujian Service after eliminating the intercompany balances as of December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service
ASSETS
Cash and cash equivalents	$957,786	$110,535,418	$909,353	$60,555,411
Accounts receivable, net	-	27,020,183	-	12,841,108
Cost and estimated earnings in excess of billings
on contracts in progress	-	14,008,972	-	834,909
Other current assets	-	6,817,900	-	203,337
Property, plant and equipment, net	-	51,131,051	-	40,604,784
Prepaid dredger deposits	-	2,383,260	-	14,764,074
Security deposits	-	48,872,718	-	21,454,545
	$957,786	$260,769,502	$909,353	$151,258,168

LIABILITIES
Accounts payable	$-	$3,653,008	$-	$4,487,373
Income tax payable	-	8,295,538	-	4,833,193
Accrued liabilities and other payables	33	3,608,513	5,911	2,398,015
	$33	$15,557,059	$5,911	$11,718,581

The creditors of Wonder Dredging and Fujian Service do not have recourse against the general creditors of its primary beneficiary or other Group members.

The following table shows the contract revenue, cost of contract revenue, and net income/(loss) of Wonder Dredging and Fujian Service after eliminating the intercompany balances for years ended December 31, 2011 and 2010. This was the only period during the years ended December 31, 2011 and 2010 for which the results of Wonder Dredging and Fujian Service were included in the consolidated Group.

	For the Year Ended		For the Year Ended
	December 31, 2011		December 31, 2010
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service

Contract revenue	$-	$226,953,070	$-	$131,405,665

Cost of contract revenue	$-	$(98,906,986)	$-	$(58,723,528)

Net (loss)/income attributable to the Company	$(2,128)	$90,219,028	$(5,155)	$49,678,234

The following table shows the condensed cash flow activities of Wonder Dredging and Fujian Service for the years ended December 31, 2011 and 2010:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Wonder Dredging	Fujian Service	Wonder Dredging	Fujian Service

Net cash (used in)/provided by operating activities	$(8,146)	$68,226,864	$396	$52,999,859
Net cash (used in)/provided by investing activities	-	(27,649,028)	878,876	(30,305,428)
Net cash provided by financing activities	-	5,390,151	-	13,174,083
Net (decrease)/increase in cash	(8,146)	45,967,987	879,272	35,868,514
Effect on change of exchange rates	56,579	4,012,020	30,081	1,343,428
Cash at the beginning of the year	909,353	60,555,411	-	23,343,469
Cash at the end of the year	$957,786	$110,535,418	$909,353	$60,555,411

(c)	Use of estimates

The Company’s consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (the “U.S. GAAP”) which requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the years. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and the estimated useful lives of long-lived assets; valuation allowances for receivables, percentage of completion of contracts and realizable values for inventories. Accordingly, actual results could differ from those estimates.

(d)	Foreign currency translation

The Company uses United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The subsidiaries within the Company maintain their books and records in their respective functional currency, Chinese Renminbi (“RMB”) and Hong Kong dollars (“HK$”), being the lawful currency in the PRC and Hong Kong, respectively. Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period. The related transaction adjustments are reflected in “Accumulated other comprehensive income/(loss)’’ in the equity section of the Company’s consolidated balance sheet. A summary of exchange rate is as follows:

Renminbi to one US dollar

Rate as of December 31, 2011	6.2939

Average rate for the year ended December 31, 2011	6.4475

Rate as of December 31, 2010	6.6000

Average rate for the year ended December 31, 2010	6.7604

Average rate for the year ended December 31, 2009	6.8303

Hong Kong dollar to one US dollar

Rate as of December 31, 2011	7.7663

Average rate for the year ended December 31, 2011	7.7793

Rate as of December 31, 2010	7.7810

Average rate for the year ended December 31, 2010	7.7700

Average rate for the year ended December 31, 2009	7.7515

(e)	Cash

Cash consists of cash on hand and at banks.

(f)	Accounts receivable, net

Accounts receivable represent billed under the terms of contracts with customers. There is no amount related to retainage. The Group anticipates collection of all the outstanding balances within 7 to 180 days after completion reports of the contracts are issued. The allowance for doubtful accounts is the Group’s best estimate of the amount of probable credit losses in the Group’s existing receivable. The Group provides an allowance for estimated uncollectible receivables when events or conditions indicate that amounts outstanding are not recoverable. Outstanding account balances are reviewed individually for collectability. Based on the Group’s assessment of collectability, there has been no allowance for doubtful accounts recognized for the years ended December 31, 2011, 2010 and 2009.

(g)	Revenue recognition and cost and estimated earnings in excess of billings on contracts in progress

The Company recognizes contract revenues under the percentage-of-completion method to determine the appropriate amount to be recognized in a given period. Depending on the nature of contracts, the stage of completion is measured by reference to (a) the proportion of contract costs incurred for work performed to date to estimated total contract costs; (b) the amount of work certified by a site engineer; or (c) the completion of a physical proportion of the contract work. The difference between amounts billed and recognized as revenue is reflected in the balance sheet as either contract revenues in excess of billings or billings in excess of contract revenues. Provisions for estimated losses on contracts in progress are made in the period in which they are identified. In the event that contract revenue cannot be estimated reliably, contract revenue is recognized only to the extent of contract costs incurred that are likely to be recoverable.

Cost and estimated earnings in excess of billings represent amounts of revenue earned under contracts in progress but not billed at the balance sheet date. These amounts become billable according to the contract terms, which usually consider passage of time, and/or completion of the project. As of December 31, 2011 and 2010, cost and estimated earnings in excess of billings on contracts in progress were $14,008,972 and $834,909, respectively.

(h)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and betterments are capitalized. Depreciation of property, plant and equipment is computed by the straight-line method over the assets estimated useful lives ranging from five to ten years. Building improvements, are amortized on a straight-line basis over the estimated useful life.

Upon sale or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

The estimated useful lives of the assets are as follows:

Estimated lives
Dredgers	7.5-10
Machinery	5
Office equipment	5

Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

(i)	Impairment of long-lived assets

Based on the Group’s assessment, no triggering events for the testing of long-lived assets for impairment were identified as of December 31, 2011 and 2010.

(j)	Fair value measurements

In April 2009, the FASB issued ASC 820-10-65-4 (formerly FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset and Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”). This standard emphasizes that even if there has been a significant decrease in the volume and level of activity, the objective of a fair value measurement remains the same. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants. This standard provides a number of factors to consider when evaluating whether there has been a significant decrease in the volume and level of activity for an asset or liability in relation to normal market activity. In addition, when transactions or quoted prices are not considered orderly, adjustments to those prices based on the weight of available information may be needed to determine the appropriate fair value. This standard is effective for interim and annual reporting periods ending after June 15, 2009, and is applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The adoption of this standard did not have a material effect on the consolidated financial statements.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “ASU 2010-06” “Fair Value Measurements and Disclosures”. The new guidance clarifies two existing disclosure requirements and requires two new disclosures as follows: (1) a “gross” presentation of activities (purchases, sales, and settlements) within the Level 3 rollforward reconciliation, which will replace the “net” presentation format; and (2) detailed disclosures about the transfers in and out of Level 1 and 2 measurements. This guidance is effective for the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward information, which is required for annual reporting periods beginning after December 15, 2010, and for interim reporting periods thereafter. The Company adopted the amended fair value disclosures guidance on January 1, 2011.

The Group's financial instruments consist principally of cash, accounts receivables, cost and estimated earnings in excess of billings on contracts in progress, accounts payable and accrued liabilities. None of which are held for trading purposes. Pursuant to ASC 820, the fair value of the Group's cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Group believes that the carrying amounts of all of the Group's other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations. Also included in the Group’s financial instruments are the contingent liability for a variable number of shares and the derivative liability, both as described in Note 2(p) below. Both of these are carried at the estimated fair value at the balance sheet date using Level 3 inputs. On December 31, 2011, the contingent liability for a variable number of shares expired with no shares due. As a result no liability is included in the balance sheet at that date.

(k)	Income taxes

The Group recognizes interest and penalty related to income tax matters as income tax expense. As of December 31, 2011 and 2010, there was no penalty or interest recognized as income tax expenses.

(l)	Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Group records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

The Group’s management has evaluated all such proceedings and claims that existed as of December 31, 2011 and 2010. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Group’s financial position, liquidity or results of operations.

(m)	Economic and political risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation, among other things.

(n)	Pension and employee benefits

Full time employees of the Group participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries. Cost for pension and employee benefits of the Group was $78,888 and $39,888 and $34,618 for the years ended December 31, 2011, 2010 and 2009, respectively.

(o)	Segment information

ASC 280 “Segment reporting” establishes standards for reporting information on operating segments in interim and annual financial statements. The Group has only one segment, all of the Group’s operations and customers are in the PRC and all income are derived from the services of dredging. Accordingly, no line of business or geographic information is presented.

(p)	Escrow shares and preferred shares discount

On October 29, 2010, the Company’s controlling shareholder, a company controlled by Mr. Xinrong Zhuo, the Company’s Chairman of the Board of Directors and Chief Executive Officer, placed into escrow 15,000,000 of the Company’s ordinary shares (the “Make-Good Escrow”), pursuant to a securities escrow agreement, for the purpose of providing protection to the investors in the 2010 Private Placement in the event the Company does not achieve certain net income thresholds for the years ended 2010 and 2011. If the Company were not to achieve the thresholds set forth below, holders of the preferred shares would receive additional shares from the Make-Good Escrow, up to the full number of shares held in the Make-Good Escrow. The number of additional shares that may be released to investors in the 2010 Private Placement if the Company fails to meet the Adjusted Net Income targets set forth below is equal to: (Original Invested Shares * (Target EPS/Actual EPS)) — Original Invested Shares. “Actual EPS” means the Adjusted Net Income for fiscal year 2010 or 2011, as applicable, divided by the number of the Company’s fully diluted outstanding shares. “Target EPS” means the performance threshold for the applicable year divided by the number of the Company’s fully diluted outstanding shares. Adjusted Net Income means after-tax net income based on U.S. GAAP, adjusted to exclude (i) non-cash charges associated with the Merger, the 2010 Private Placement and a public offering or other financing by the Company, (ii) expenses related to the release of the escrow shares, and (iii) expenses related to implementation of any of the agreements related to the 2010 Private Placement. Adjusted Net Income for 2010 is calculated by adding the Adjusted Net Income of Fujian Service for the six months ended June 30, 2010 and the Company’s Adjusted Net Income on a consolidated basis for the six months ended December 31, 2010. The pro-rata right to receive shares issuable pursuant to the Make-Good Escrow is based upon the initial preferred shares issued to investors. Shares not distributed from the Make-Good Escrow will be returned to the shareholder that contributed them. The Adjusted Net Income targets for the 2010 and 2011 fiscal years are $48.1 million and $87.0 million, respectively. Adjusted Net Income is Net Income is net income excluding certain expenses including “any non-cash charges incurred as a result of the Financing Transaction, including without limitation, as a result of the issuance and/or conversion of the Preferred Shares, or as a result of the issuance of warrants to any placement agent and its designees in connection with another financing transaction,” For the years ended December 31, 2011 and 2010, Adjusted Net Income was determined as follows:

	For the Years Ended
	2011	2010

Net Income	$96,392,261	$48,234,280
Add: Loss on derivative	6,762,079	11,298
Less: Gain on obligation under Make-Good Escrow	(14,101,247)	-
Adjusted Net Income	$89,053,093	$48,245,578

The Company had already achieved the Target EPS for 2010 shortly after the 2010 Private Placement and, at the time believed that it would have sufficient Actual EPS in 2011 such that a substantial majority of the escrow shares would be released back to the shareholder. If the Company had not achieved sufficient Actual EPS for 2011 and had released the escrow shares back to the shareholder, the Company does not believe the fair value of the escrow shares should be recognized as compensation or an expense. According to SEC Staff Announcement Topic No. D-110 (ASC 718-10-S99-2), to overcome the presumption that the release of shares are compensatory, the Company is required to “consider the substance of the arrangement, including whether the arrangement was entered into for purposes unrelated to, and not contingent upon, continued employment. For example, as a condition of a financing transaction, investors may request that specific significant shareholders, who also may be officers or directors, participate in an escrowed share arrangement. If the escrowed shares will be released or canceled without regard to continued employment, specific facts and circumstances may indicate that the arrangement is in substance an inducement made to facilitate the transaction on behalf of the Company, rather than as compensatory. In such cases, the SEC staff generally believes that the arrangement should be recognized and measured according to its nature and reflected as a reduction of the proceeds allocated to the newly-issued securities.”

The Make-Good Escrow was not entered into for purposes related to, or contingent upon, continued employment of the key executive. The sole reason for the Company and Mr. Zhuo’s company to enter into the escrow arrangement was to induce the 2010 Private Placement investors to close the financing transaction. The Make-Good Escrow must still comply with ASC 225-10-S99-3 through S99-4 and reflect the rights granted by Mr. Zhuo to the investors personally as being rights given to the investors by the Company. Therefore, the Company believes the proceeds of the 2010 Private Placement should be treated as being received for a combination of the preferred shares issued to the investors and the contingent right to a variable number of ordinary shares under the Make-Good Escrow. The Company further believes this requires that the 2010 Private Placement proceeds be allocated first to the contingent right to a variable number of shares based on the estimated fair value of that right, with the remaining proceeds allocated to the preferred shares. In effect, Mr. Zhuo’s company would be treated as having contributed, to the Company, a contingent right to a variable number of shares while the Company is treated as having sold an identical right to the 2010 Private Placement investors. Pursuant to ASC 480-10-25-14, the Company’s contingent obligation to deliver a variable number shares sold to the investors is recorded as a liability. It was initially recorded at its $14,101,247 estimated fair value as of December 31, 2010. The effective right to receive an equal number of shares from Mr. Zhuo is not an asset but instead represents a potential future capital contribution. As of December 31, 2011, the Company achieved sufficient Actual EPS that the shareholder was entitled to have all shares released from escrow. As a result the liability was reduced to zero.

Prospectively from the initial issuance, the Company adjusted the liability for the contingent obligation to deliver a variable number of shares to its estimated fair value at each balance sheet date. Changes to the liability were recorded as gains or losses in the determination of net income. Upon settlement (or cancellation if, as turned out to be the case, the Company met the Target EPS for 2011) the liability would first be adjusted to the fair value of the shares actually delivered. Any difference between that amount, and the amount previously recorded, will be reflected as a gain or loss in the determination of net income. The liability would have then been eliminated with a corresponding increase in additional paid-in capital reflecting the fact that Mr. Zhuo would have been providing the shares to the investors for settlement.

As discussed in Note 18, the holders of the Preferred Shares have the right to receive 20% of the $5.00 purchase price on the second anniversary of issuance if not yet converted. Substantially this is the right to $1.00 per share if the Company fails to have the ordinary shares underlying the preferred both successfully registered with the SEC and listed on a suitable exchange by October 2012. The Company has determined that this contingent right of the holders of the preferred shares is an embedded derivative financial instrument which must, for financial reporting purposes, be separated from the host instrument (i.e., from the preferred shares) and treated as a separate instrument. Proceeds of the 2010 Private Placement were allocated to the derivative liability in an amount equal to its estimated fair value. Prospectively, the derivative liability is adjusted to its estimated fair value at each balance sheet date with changes in its fair value recorded in the Company’s statements of income.

There were no readily ascertainable market prices for the ordinary shares or the rights that investors hold under the Make-Good Escrow. The Company estimated the fair value of obligation under the Make-Good Escrow by using a Monte Carlo valuation model using as variables 1) gross margin on dredgers within the range of historical experience, 2) the addition of new dredgers within a range bounded by new lease opportunities known at the time of the 2010 Private Placement and resources of the company available at the time of the 2010 Private Placement to secure additional leased vessels during 2011, 3) revenue for both existing dredgers and potential new dredgers within a range bounded by historical experience and existing backlog, 4) RMB/USD exchange rates within a range consistent with PRC government guidance available at the time of the 2010 Private Placement, 5) sales, general and administrative expenses as a percentage of revenue within parameters known at the time of the 2010 Private Placement. The result was an expected escrow share issuance of 3,234,231 shares. That number of expected shares was then multiplied by the $4.36 estimated fair value of each share, determined as discussed below, to produce the estimated $14,101,247 fair value of Make-Good Escrow obligation. There was only a short period of time from the final closing of the 2010 Private Placement (December 21, 2010) until December 31, 2010, and the 2010 Private Placement closed on various dates in the fourth quarter of 2010 all at the same price. The Company believes that no material information was available at December 31, 2010 that was not available throughout the 2010 Private Placement. Accordingly, the Company does not believe the value of the Make-Good Escrow obligation changed materially during the period. The estimation of the fair value of the Make-Good Escrow obligation is based on Level 3 inputs.

The Company had estimated the value of the embedded derivative based on the $10,012,987 proceeds that would be paid, discounted at an interest rate of 9.0% and multiplied by 18%, representing the probability, viewed from the time of the 2010 Private Placement, that the underlying ordinary shares would not be registered and listed. The Company believes the 9.0% interest rate, which is consistent with then-effective high-yield rates in US markets, is appropriate for debt in such amount at the parent-company level that is unsecured, illiquid and structurally subordinated to creditor claims at the operating companies (the locus of substantially all of the Company’s assets). The probability of the Company not being registered and listed by October 2012 was estimated to be the same as the actual percentage of all Form F-1 filers in 2009 and 2010 failing to achieve effectiveness of their registration statements. However, the Company’s actual probability of success could differ from that of companies who filed registration statements during the reference period, or an actual market participant could take a different view. The Company believes that, in its case, based on circumstances in the fourth quarter 2010, once its registration statement becomes effective, all other requirements to achieve a national exchange listing would be satisfied or within its control, which would is sufficient to extinguish the embedded derivative. While listing requirements relating to market capitalization are not directly in the Company’s control, the Company should have sufficient market capitalization based on its cash alone to meet requisite listing standards. Even under the lowest 1% tail scenario of the Monte Carlo valuation model discussed above, the Company would have positive net income which should not detract from the value of the cash in determining market capitalization.

As of December 31, 2011, the Company estimated the fair value of the derivative using a revised estimated probability of 90% as of that date of not meeting the listing requirements, or as a permitted alternative, having a sufficiently large public offering. The revised estimate is based on new restrictions placed by significant exchanges on the listing of “reverse merger” companies. They include a requirement that a stock trade over-the-counter for at least one year before listing. There are no data upon which to base an estimate of the likelihood of fulfilling the new requirements and determine the odds of a successful offering in the time frame. The Company, in consultation with its investment banking advisors, has decided to use 90% as the probability of being unable to avoid the obligation to make the payments. Also, discount rate used was decreased to 8.5% reflecting closer maturity date of the potential obligation. The December 31, 2011 present value of the full required payment multiplied by 90% resulted in a $8,279,827 estimated fair value of the derivative. Adjusting the value of the derivative to this amount resulted in a $6,762,079 charge to net income for the years ended December 31, 2011.

The embedded derivative is part of the preferred shares and was entered into as an inducement to the 2010 Private Placement investors to purchase the preferred shares. It is not used for hedging purposes. The estimate of the embedded derivative’s fair value is based on “Level 3” inputs, meaning unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The embedded derivative, and the obligation under the Make-Good Escrow are the only instruments held by the Company that is are carried at fair value estimated using Level 3 inputs. The changes in the carrying value of the Level 3 instruments during years ended December 31, 2011 and 2010 was as follows:

	2011	2010

Liability balance b/f	$15,618,995	$-
Additional liabilities entered into the year	-	15,607,697
(Decrease)/increase in liability fair value	(7,339,168)	11,298
Liability balance c/f	$8,279,827	$15,618,995

Reducing the gross proceeds of the 2010 Private Placement by the $14,101,247 allocated to the contingent right to shares pursuant to the Make-Good Escrow and $1,506,450 to the embedded derivative resulted in $34,457,238 being initially allocated to the 10,012,987 preferred shares. This amount was reduced by the $3,621,649 of offering costs relating to the 2010 Private Placement resulting in $30,835,589 initially allocated to the preferred shares. At December 31, 2010, the derivative liability was increased by an additional $11,298 to its estimated fair value of $1,517,748. This resulted in a total derivative loss of $11,298 for the year ended December 31, 2010 as shown on the Company’s statements of income. The 10,012,987 preferred shares are convertible into an equal number of ordinary shares which for which a fair value was estimated to determine if the preferred shares contained a beneficial conversion feature.

The Company calculated an estimated the fair value of its ordinary shares at the time of the 2010 Private Placement by applying to its trailing earnings the price-earnings ratio equal to the average price-earnings ratio of the only two other public companies (as of fourth quarter 2010) in the dredging industry, the peer companies, after making the adjustments described below. The peer companies, whose trailing price-earnings ratios averaged 10.5, are domiciled in developed countries, specifically the Netherlands and the United States, no single shareholder or group controls the peer companies and their shares are liquid and actively traded. To adjust the price-earnings ratio for the peer companies for differences in the Company’s circumstances, the Company applied two discount factors. The first was a 24.5% discount to reflect the market discount applicable to Chinese companies of scale consistent with that of the Company. The Company determined this discount by calculating the average price-earnings ratio of the 34 U.S.-listed Chinese companies with market capitalizations between $100 million and $400 million and positive 1-year trailing earnings and comparing it with the average price-earnings ratio of the S&P 500 over the time period when the 2010 Private Placement occurred. The Company then applied an additional 40% discount to reflect the lack of marketability and control of the Company as compared with public companies generally. The lack of marketability was based on the fact that none of the Company’s shares were registered and there was no ready market for the shares. The size of the discount needed for lack of marketability was limited by the fact that the Company was a public company through its reverse merger with Chardan Acquisition Corp. and had plans and a clear intention to register its shares and list on an exchange. The control element of the discount was necessary because a majority of the Company’s voting shares are controlled by Mr. Xingrong Zhuo and would continue to be controlled by him based on the Monte Carlo simulation of the shares to be transferred from the Make-Good Escrow.

The result of applying these two discounts in sequence to the 10.5 average for the peer companies was to lower the price-earnings ratio used to compute the Company’s per share value to 4.8. Noting that the Company had no debt, the Company multiplied the 4.8 price-earnings ratio to the projected 2010 net income of $48.4 million disclosed to investors in the 2010 Private Placement to calculate an equity value of $229.8 million. This calculated equity value was divided by the number of outstanding ordinary shares, before giving effect to the 2010 Private Placement, and yielded a value per ordinary share of $4.36. This estimate is subject to considerable uncertainty and it is likely that if ordinary shares had been sold separately at the time of the 2010 Private Placement they would have sold for amounts different than $4.36 and such differences could have been material. There were only two peer companies, and the Company’s determination to use a 40% discount for lack of marketability and control is subjective and potentially at the higher end of ranges that may be regarded as typical for such discounts.

The Company updated its value estimate at the end of each interim quarter during the year ended December 31, 2011 by reference to the same two dredging companies. These two companies had a trailing price-earnings ratio for twelve months ended June 30, 2011 of 12.2. The Company lowered this ratio by first applying a 41% discount applicable to Chinese companies based on the ratio at June 30, 2011 between the price-earnings ratio of the 34 Chinese companies to the S&P 500. It was further lowered by the same 40% lack of marketability and control discount used in the fourth quarter 2010 valuation. The result of applying these discounts was a price-earnings ratio of 4.3. The market capitalization was increased by what was estimated to be excess cash at June 30, 2011 as compared to the reference companies and then decreased by the value of the derivative liability. The resulting overall value was divided by the outstanding shares on a fully diluted basis, assuming conversion of all Preferred Shares. Through this method the Company has estimated a fair value of each ordinary share as $6.20 at June 30, 2011.

The estimated $62,080,519 June 30, 2011 fair value of the ordinary shares into which the preferred shares would convert exceeded the redemption value of $50,064,935 redemption price of the preferred shares should the holders elect to redeem. Consequently, in accordance with ASC 470-25-35-7b, the entire $6,135,012 discount that existed at December 31, 2010 was accreted in six months ended June 30, 2011 as an allocation of net income. There was no remaining discount to be accreted after June 30, 2011.

(q)	Shares and Additional Paid-in Capital

The Company’s shares have no par value. The BVI law permits the Board of Directors to pay dividends if 1) in its judgment doing so is in the best interest of the Company and 2) if the Company would remain solvent as defined under BVI law. The Company records the net amounts received for the issuance of preferred shares, to the extent allocable to the preferred shares under U.S. GAAP, in the preferred share account so that it properly reflects the discount from shares’ liquidation preference. The Company further adds any amounts that are required under U.S. GAAP for accretion of the discount or other reasons. In the case of the preferred share issued in the private placement, this required $21,626,203 to be initially recorded as preferred share, with the December 31, 2010 balance adjusted to $43,929,923 and the June 30 and December 31, 2011 balance further adjusted to $50,064,935 its full redemption value. Other capital contributions, irrespective of whether they are for the issuance of share, are recorded in the additional paid-in capital account. The balance sheet account for no par ordinary shares is kept at zero.

(r)	Earnings per ordinary share

Earnings per ordinary share (basic and diluted) is based on the net income attributable to ordinary shareholders divided by the weighted average number of ordinary shares outstanding during each period. Ordinary share equivalents are not included in the calculation of diluted earnings per ordinary share if their effect would be anti-dilutive. As of December 31, 2011, the weighted average outstanding ordinary share equivalents outstanding totaled 10,012,987 consisting of Class A Preferred Shares, all Class A Preferred Shares were used in the calculation of diluted earnings per ordinary share.

(s)	Recently issued accounting standards

Set forth below are recent pronouncements that have had or may have a significant effect on the Group’s consolidated financial statements. The Group does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, or disclosures.

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No.2011-05, “Comprehensive Income (Topic 220).” This newly issued accounting standard (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. The amendments’ in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income not do the amendments affect how earnings per share is calculated or presented. This ASU applied retrospectively and is effective for fiscal years and interim periods within years beginning after December 15, 2011, which for the Group means January 1, 2012. As this accounting standard only requires enhanced disclosure, the adoption of this standard will not impact the Group’s financial position or results of operations.